Exhibit 99.1
Designer Brands Inc. Reports Second Quarter 2023 Financial Results
Reporting sequential improvement in sales and gross margin over the first quarter 2023
Reaffirming 2023 guidance

COLUMBUS, Ohio, September 7, 2023 - Designer Brands Inc. (NYSE: DBI) (the "Company" and "Designer Brands"), one of the world's largest designers, producers, and retailers of footwear and accessories, announced financial results for the second quarter ended July 29, 2023.

Doug Howe, Chief Executive Officer, stated, "I am proud of the sequential improvement in both sales and profitability in the second quarter as well as the progress that has been made on our strategic initiatives, with several exciting milestones in the quarter – including new collaborations and celebrity partnerships. Our portfolio of Owned Brands and National Brand partners remains strong and we are excited to be rolling out our new athletic and athleisure offerings from Le Tigre and Keds while continuing to elevate our relationship with Nike during a time that athletic and athleisure demand continues to grow.

"The unique synergies between our legacy retail business and our brand portfolio are putting us on a path to being more resilient than ever and we will continue to build out our leadership and structure our teams accordingly. As we look ahead, we do anticipate near-term headwinds will persist, but we are confident in our plans to continue optimizing and spotlighting our unparalleled assortment."

Second Quarter Operating Results (Unless otherwise stated, all comparisons are to the second quarter of 2022)
•Net sales decreased 7.8% to $792.2 million.
•Total comparable sales decreased by 8.9%.
•Gross profit decreased to $273.4 million versus $295.7 million last year, and gross margin was 34.5% compared to 34.4% for the same period last year.

•Reported net income attributable to Designer Brands Inc. was $37.2 million, or diluted earnings per share ("EPS") of $0.56, including net after-tax charges of $0.03 per diluted share from adjusted items, primarily related to CEO transition, restructuring, and integration costs.
•Adjusted net income was $39.4 million, or adjusted diluted EPS of $0.59.

Liquidity
•Cash and cash equivalents totaled $46.2 million at the end of the second quarter of 2023, compared to $50.8 million at the end of the same period last year, with $233.7 million available for borrowings under our senior secured asset-based revolving credit facility and $85.0 million available for borrowings by September 21, 2023 under our new senior secured term loan credit agreement ("Term Loan"). Debt totaled $331.0 million at the end of the second quarter of 2023 compared to $387.4 million at the end of the same period last year.
•The Company ended the second quarter with inventories of $606.8 million compared to $694.0 million at the end of the same period last year.

Capital Allocation
•During the second quarter, the Company repurchased an aggregate 2.1 million Class A common shares, including open market purchases and purchases under our previously-disclosed Dutch auction tender offer. As of July 29, 2023, $166.5 million of Class A common shares remained available for future repurchase under the share repurchase program.
•During the third quarter through September 5, 2023, the Company has repurchased an additional $58.3 million Class A common shares through open market purchases at an average price of $10.18 per share. As of September 5, 2023, the Company maintains $102.8 million authorized for future repurchases under its share repurchase program.
•The Company anticipates drawing an additional $85.0 million under the Term Loan throughout the remainder of 2023. As of September 5, 2023, our outstanding debt balance was $341.4 million.

Store Openings and Closings
During the second quarter of 2023, we closed one store in the U.S. and one store in Canada, resulting in a total of 498 U.S. stores and 138 Canadian stores as of July 29, 2023.

Updated 2023 Financial Outlook
The Company is reaffirming the following guidance for the full year 2023:

Metric	Guidance
Net Sales:
Designer Brands net sales growth, excluding Keds	Down mid- to high-single digits
Incremental net sales from Keds acquisition	$75.0 million to $85.0 million
Diluted EPS:
Designer Brands, excluding Keds	$1.20 - $1.50
Contribution from Keds acquisition	~$0.00

Webcast and Conference Call
The Company is hosting a conference call today at 8:30 am Eastern Time. Investors and analysts interested in participating in the call are invited to dial 1-888-317-6003, or the international dial in, 1-412-317-6061, and reference conference ID number 7689007 approximately ten minutes prior to the start of the conference call. The conference call will also be broadcast live over the internet and can be accessed through the following link, as well as through the Company's investor website at investors.designerbrands.com:
https://app.webinar.net/5xmnwoEQVrJ
For those unable to listen to the live webcast, an archived version will be available at the same location until September 21, 2023. A replay of the teleconference will be available by dialing the following numbers:
U.S.: 1-877-344-7529
Canada: 1-855-669-9658
International: 1-412-317-0088
Passcode: 4386380
Important information may be disseminated initially or exclusively via the Company’s investor website; investors should consult the site to access this information.

About Designer Brands
Designer Brands is one of the world's largest designers, producers, and retailers of the most recognizable footwear brands and accessories, transforming and defining the footwear industry through a mission of inspiring self-expression. With a diversified, world-class portfolio of coveted brands, including Keds, Lucky Brand, Crown Vintage, Vince Camuto, Topo Athletic, Jessica Simpson, Le Tigre and others, Designer Brands designs and produces on-trend footwear and accessories for all of life's occasions delivered to the consumer through a robust direct-to-consumer omni-channel infrastructure and powerful national wholesale distribution. Powered by a billion-dollar digital commerce business across multiple domains and nearly 640 DSW Designer Shoe Warehouse and The Shoe Company stores in North America, Designer Brands delivers current, in-line footwear and accessories from the largest national brands in the industry and holds leading market share positions in key product categories across Women's, Men's, and Kids'. Designer Brands also distributes its brands internationally through select wholesale and distributor relationships while also leveraging design and sourcing expertise to build private label product for national retailers. Designer Brands is committed to being a difference maker in the world, taking steps forward to advance diversity, equity, and inclusion in the footwear industry and supporting a global community and the health of the planet by donating more than seven million pairs of shoes to the global non-profit Soles4Souls. To learn more, visit www.designerbrands.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Certain statements in this press release may constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential," "continues," "may," "will," "should," "would," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. These statements are based on the Company's current views and expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: uncertain general economic conditions, including recession concerns, inflationary pressures and rising interest rates, and the related impacts to consumer discretionary spending; supply chain challenges; risks related to adverse public health developments; our ability to anticipate and respond to fashion trends, consumer preferences and changing customer expectations; our ability to maintain strong relationships with our vendors, manufacturers, licensors, and retailer customers; risks related to losses or disruptions associated with our distribution systems, including our distribution centers and stores, whether as a result of reliance on third-party providers, or otherwise; our ability to retain our existing management team, and continue to attract qualified new personnel; risks related to cyber security threats and privacy or data security breaches or the potential loss or disruption of our information technology ("IT") systems; risks related to the implementation of an enterprise resource planning system software solution and other IT systems; our reliance on our loyalty programs and marketing to drive traffic, sales, and customer loyalty; our ability to protect our reputation and to maintain the brands we license; our competitiveness with respect to style, price, brand availability, and customer service; risks related to our international operations, including international trade, our reliance on foreign sources for merchandise, exposure to political, economic, operational, compliance and other risks, and fluctuations in foreign currency exchange rates; our ability to comply with privacy laws and regulations, as well as other legal obligations; domestic and global political and social conditions; geopolitical tensions; risks associated with climate change and other corporate responsibility issues; and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. Risks and other factors that could cause our actual results to differ materially from our forward-looking statements are described in the Company's latest Annual Report on Form 10-K or other reports made or filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the time when made. The Company undertakes no obligation to update or revise the forward-looking statements included in this press release to reflect any future events or circumstances.

DESIGNER BRANDS INC.
SEGMENT RESULTS
(unaudited)

Net Sales
	Three months ended
(dollars in thousands)	July 29, 2023		July 30, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Total Segment Net Sales	Amount	%
Segment net sales:
U.S. Retail	$658,542	81.0%	$734,063	83.5%	$(75,521)	(10.3)%
Canada Retail	70,266	8.6%	78,284	8.9%	(8,018)	(10.2)%
Brand Portfolio	84,217	10.4%	66,351	7.6%	17,866	26.9%
Total segment net sales	813,025	100.0%	878,698	100.0%	(65,673)	(7.5)%
Elimination of intersegment net sales	(20,808)		(19,379)		(1,429)	7.4%
Consolidated net sales	$792,217		$859,319		$(67,102)	(7.8)%

	Six months ended
(dollars in thousands)	July 29, 2023		July 30, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Total Segment Net Sales	Amount	%
Segment net sales:
U.S. Retail	$1,271,428	80.8%	$1,436,808	82.8%	$(165,380)	(11.5)%
Canada Retail	124,221	7.9%	134,599	7.8%	(10,378)	(7.7)%
Brand Portfolio	177,200	11.3%	163,807	9.4%	13,393	8.2%
Total segment net sales	1,572,849	100.0%	1,735,214	100.0%	(162,365)	(9.4)%
Elimination of intersegment net sales	(38,550)		(45,352)		6,802	(15.0)%
Consolidated net sales	$1,534,299		$1,689,862		$(155,563)	(9.2)%

Net Sales by Brand Categories
(in thousands)	U.S. Retail	Canada Retail	Brand Portfolio	Eliminations	Consolidated
Three months ended July 29, 2023
Owned Brands:(1)
Direct-to-consumer	$115,749	$—	$15,776	$—	$131,525
External customer wholesale, commission income, and other	—	—	47,633	—	47,633
Intersegment wholesale and commission income	—	—	20,808	(20,808)	—
Total Owned Brands	115,749	—	84,217	(20,808)	179,158
National brands	542,793	—	—	—	542,793
Canada Retail(2)	—	70,266	—	—	70,266
Total net sales	$658,542	$70,266	$84,217	$(20,808)	$792,217
Three months ended July 30, 2022
Owned Brands:(1)
Direct-to-consumer	$147,877	$—	$7,793	$—	$155,670
External customer wholesale, commission income, and other	—	—	39,179	—	39,179
Intersegment wholesale and commission income	—	—	19,379	(19,379)	—
Total Owned Brands	147,877	—	66,351	(19,379)	194,849
National brands	586,186	—	—	—	586,186
Canada Retail(2)	—	78,284	—	—	78,284
Total net sales	$734,063	$78,284	$66,351	$(19,379)	$859,319
Six months ended July 29, 2023
Owned Brands:(1)
Direct-to-consumer	$238,958	$—	$26,400	$—	$265,358
External customer wholesale, commission income, and other	—	—	112,250	—	112,250
Intersegment wholesale and commission income	—	—	38,550	(38,550)	—
Total Owned Brands	238,958	—	177,200	(38,550)	377,608
National brands	1,032,470	—	—	—	1,032,470
Canada Retail(2)	—	124,221	—	—	124,221
Total net sales	$1,271,428	$124,221	$177,200	$(38,550)	$1,534,299
Six months ended July 30, 2022
Owned Brands:(1)
Direct-to-consumer	$287,032	$—	$14,320	$—	$301,352
External customer wholesale, commission income, and other	—	—	104,135	—	104,135
Intersegment wholesale and commission income	—	—	45,352	(45,352)	—
Total Owned Brands	287,032	—	163,807	(45,352)	405,487
National brands	1,149,776	—	—	—	1,149,776
Canada Retail(2)	—	134,599	—	—	134,599
Total net sales	$1,436,808	$134,599	$163,807	$(45,352)	$1,689,862

(1)    "Owned Brands" refers to those brands we have rights to sell through ownership or license arrangements. Beginning in the first quarter of 2023, sales of the Keds brand are included in Owned Brands as a result of our acquisition of the Keds business. Sales of the Keds brand in periods prior to the first quarter of 2023 are not restated, as this brand was considered a national brand during those periods.
(2)    We currently do not report the Canada Retail segment net sales by brand categories.

Comparable Sales
	Three months ended		Six months ended
	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Change in comparable sales:
U.S. Retail segment	(9.2)%	2.7%	(10.4)%	7.8%
Canada Retail segment	(7.3)%	47.3%	(3.0)%	44.8%
Brand Portfolio segment - direct-to-consumer channel	0.5%	43.3%	5.3%	31.5%
Total	(8.9)%	6.2%	(9.6)%	10.4%

Store Count
(square footage in thousands)	July 29, 2023		July 30, 2022
	Number of Stores	Square Footage	Number of Stores	Square Footage
U.S. Retail segment - DSW stores	498	9,978	506	10,237
Canada Retail segment:
The Shoe Company stores	113	594	113	596
DSW stores	25	496	25	496
	138	1,090	138	1,092
Total number of stores	636	11,068	644	11,329

Gross Profit
	Three months ended
(dollars in thousands)	July 29, 2023		July 30, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit:
U.S. Retail	$225,768	34.3%	$251,143	34.2%	$(25,375)	(10.1)%	10
Canada Retail	23,811	33.9%	30,974	39.6%	(7,163)	(23.1)%	(570)
Brand Portfolio	24,298	28.9%	12,294	18.5%	12,004	97.6%	1,040
Total segment gross profit	273,877	33.7%	294,411	33.5%	(20,534)	(7.0)%	20
Net recognition (elimination) of intersegment gross profit	(490)		1,259		(1,749)
Consolidated gross profit	$273,387	34.5%	$295,670	34.4%	$(22,283)	(7.5)%	10

	Six months ended
(dollars in thousands)	July 29, 2023		July 30, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit:
U.S. Retail	$422,582	33.2%	$484,210	33.7%	$(61,628)	(12.7)%	(50)
Canada Retail	40,985	33.0%	49,847	37.0%	(8,862)	(17.8)%	(400)
Brand Portfolio	46,383	26.2%	36,136	22.1%	10,247	28.4%	410
Total segment gross profit	509,950	32.4%	570,193	32.9%	(60,243)	(10.6)%	(50)
Net recognition of intersegment gross profit	1,176		1,222		(46)
Consolidated gross profit	$511,126	33.3%	$571,415	33.8%	$(60,289)	(10.6)%	(50)

Intersegment Eliminations
	Three months ended
(in thousands)	July 29, 2023	July 30, 2022
Intersegment recognition and elimination activity:
Net sales recognized by Brand Portfolio segment	$(20,808)	$(19,379)
Cost of sales:
Cost of sales recognized by Brand Portfolio segment	15,066	12,554
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	5,252	8,084
	$(490)	$1,259

	Six months ended
(in thousands)	July 29, 2023	July 30, 2022
Intersegment recognition and elimination activity:
Net sales recognized by Brand Portfolio segment	$(38,550)	$(45,352)
Cost of sales:
Cost of sales recognized by Brand Portfolio segment	28,277	30,723
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	11,449	15,851
	$1,176	$1,222

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three months ended		Six months ended
	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Net sales	$792,217	$859,319	$1,534,299	$1,689,862
Cost of sales	(518,830)	(563,649)	(1,023,173)	(1,118,447)
Gross profit	273,387	295,670	511,126	571,415
Operating expenses	(214,530)	(228,690)	(434,649)	(452,116)
Income from equity investments	2,138	2,435	4,469	4,380
Impairment charges	(308)	(1,816)	(649)	(2,888)
Operating profit	60,687	67,599	80,297	120,791
Interest expense, net	(6,932)	(2,752)	(13,529)	(5,704)
Loss on extinguishment of debt and write-off of debt issuance costs	—	—	—	(12,862)
Non-operating income, net	579	37	245	43
Income before income taxes	54,334	64,884	67,013	102,268
Income tax provision	(17,079)	(18,671)	(18,385)	(29,873)
Net income	37,255	46,213	48,628	72,395
Net income attributable to redeemable noncontrolling interest	(51)	—	(9)	—
Net income attributable to Designer Brands Inc.	$37,204	$46,213	$48,619	$72,395
Diluted earnings per share attributable to Designer Brands Inc.	$0.56	$0.62	$0.73	$0.96
Weighted average diluted shares	66,997	73,942	66,863	75,369

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	July 29, 2023	January 28, 2023	July 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$46,187	$58,766	$50,799
Receivables, net	97,364	77,763	204,880
Inventories	606,841	605,652	694,010
Prepaid expenses and other current assets	50,308	47,750	51,558
Total current assets	800,700	789,931	1,001,247
Property and equipment, net	226,634	235,430	242,147
Operating lease assets	751,637	700,373	646,062
Goodwill	135,259	97,115	93,655
Intangible assets, net	72,640	31,866	20,237
Deferred tax assets	48,100	48,285	—
Equity investments	62,938	63,820	61,957
Other assets	49,430	42,798	37,134
Total assets	$2,147,338	$2,009,618	$2,102,439
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$294,724	$255,364	$337,543
Accrued expenses	172,130	190,676	210,469
Current maturities of long-term debt	2,500	—	—
Current operating lease liabilities	181,484	190,086	192,130
Total current liabilities	650,838	636,126	740,142
Long-term debt	328,506	281,035	387,441
Non-current operating lease liabilities	682,248	631,412	588,064
Other non-current liabilities	22,784	24,989	25,844
Total liabilities	1,684,376	1,573,562	1,741,491
Redeemable noncontrolling interest	3,144	3,155	—
Total shareholders' equity	459,818	432,901	360,948
Total liabilities, redeemable noncontrolling interest, and shareholders' equity	$2,147,338	$2,009,618	$2,102,439

DESIGNER BRANDS INC.
NON-GAAP RECONCILIATION
(unaudited and in thousands, except per share amounts)

	Three months ended		Six months ended
	July 29, 2023	July 30, 2022	July 29, 2023	July 30, 2022
Operating expenses	$(214,530)	$(228,690)	$(434,649)	$(452,116)
Non-GAAP adjustments:
CEO transition costs	744	—	2,954	—
Restructuring and integration costs	818	992	2,938	1,606
Acquisition-related costs	90	—	1,597	—
Total non-GAAP adjustments	1,652	992	7,489	1,606
Adjusted operating expenses	$(212,878)	$(227,698)	$(427,160)	$(450,510)
Operating profit	$60,687	$67,599	$80,297	$120,791
Non-GAAP adjustments:
CEO transition costs	744	—	2,954	—
Restructuring and integration costs	818	992	2,938	1,606
Acquisition-related costs	90	—	1,597	—
Impairment charges	308	1,816	649	2,888
Total non-GAAP adjustments	1,960	2,808	8,138	4,494
Adjusted operating profit	$62,647	$70,407	$88,435	$125,285
Net income attributable to Designer Brands Inc.	$37,204	$46,213	$48,619	$72,395
Non-GAAP adjustments:
CEO transition costs	744	—	2,954	—
Restructuring and integration costs	818	992	2,938	1,606
Acquisition-related costs	90	—	1,597	—
Impairment charges	308	1,816	649	2,888
Loss on extinguishment of debt and write-off of debt issuance costs	—	—	—	12,862
Foreign currency transaction gains	(579)	(37)	(245)	(43)
Total non-GAAP adjustments before tax effect	1,381	2,771	7,893	17,313
Tax effect on above non-GAAP adjustments	(377)	(735)	(2,032)	(4,374)
Discrete and permanent tax on non-deductible CEO transition costs	1,750	—	1,897	—
Valuation allowance change on deferred tax assets	(607)	(2,135)	(2,724)	(2,495)
Total non-GAAP adjustments, after tax	2,147	(99)	5,034	10,444
Net income attributable to redeemable noncontrolling interest	51	—	9	—
Adjusted net income	$39,402	$46,114	$53,662	$82,839
Diluted earnings per share	$0.56	$0.62	$0.73	$0.96
Adjusted diluted earnings per share	$0.59	$0.62	$0.80	$1.10

Non-GAAP Measures
To supplement amounts presented in our consolidated financial statements determined in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses certain non-GAAP financial measures, including adjusted operating expenses, adjusted operating profit, adjusted net income, and adjusted diluted earnings per share as shown in the table above. These measures adjust for the effects of: (1) CEO transition costs; (2) restructuring and integration costs, including severance charges other than those included in CEO transition costs; (3) acquisition-related costs; (4) impairment charges; (5) loss on extinguishment of debt and write-off of debt issuance costs; (6) foreign currency transaction gains; (7) the net tax impact of such items, including discrete and permanent tax on non-deductible CEO transition costs; (8) the change in the valuation allowance on deferred tax assets; and (9) net income attributable to redeemable noncontrolling interest. The unaudited adjusted results should not be construed as an alternative to the reported results determined in accordance with GAAP. These financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures presented by other companies. The Company believes these non-GAAP financial measures provide useful information to both management and investors to increase comparability to prior periods by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company compared to prior periods, when reviewed in conjunction with the Company’s GAAP statements. These amounts are not determined in accordance with GAAP and therefore should not be used exclusively in evaluating the Company’s business and operations.

Comparable Sales Performance Metric
We consider the percent change in comparable sales from the same previous year period, a primary metric commonly used throughout the retail industry, to be an important measurement for management and investors of the performance of our direct-to-consumer businesses. We include in our comparable sales metric sales from stores in operation for at least 14 months at the beginning of the applicable year. Stores are added to the comparable base at the beginning of the year and are dropped for comparative purposes in the quarter in which they are closed. Comparable sales include the e-commerce sales of the U.S. Retail and Canada Retail segments. Comparable sales for the Canada Retail segment exclude the impact of foreign currency translation and are calculated by translating current period results at the foreign currency exchange rate used in the comparable period of the prior year. Comparable sales for the Brand Portfolio segment include the direct-to-consumer e-commerce sales of www.vincecamuto.com. The e-commerce sales for Topo Athletic and the Keds business will be added to the comparable base for the Brand Portfolio segment beginning with the first quarter of 2024 and the second quarter of 2024, respectively. The calculation of comparable sales varies across the retail industry and, as a result, the calculations of other retail companies may not be consistent with our calculation.

CONTACT: Stacy Turnof, DesignerBrandsIR@edelman.com